EXHIBIT 19.1

                                    Exhibit K

                          Distribution Date Certificate
                      Nelnet Education Loan Funding 2004-2


This Distribution Date Certificate (this "Certificate") is being provided by National Education Loan Network, Inc., as Administrator (the "Administrator") to Nelnet Education Loan Funding, Inc. (the "Issuer") pursuant to Section 5.05(c) of the Indenture of Trust, dated as of April 1, 2004 (the "Indenture"), among the Issuer, Wells Fargo Bank, National Association, as eligible lender trustee, and Wells Fargo Bank, National Association, as trustee (the "Indenture Trustee"). All capitalized terms used in this Certificate and not otherwise defined shall have the same meanings as assigned to such terms in the Indenture.

Pursuant to this Certificate, the Administrator hereby directs the Indenture Trustee to make the following deposits and distributions to the Persons or to the account specified below by 1:00 p.m. (New York time) on November 26, 2004 ("the Distribution Date"), to the extent of (1) the amount of Revenues in the Collection Fund, (2) the amount, if any, required to be transferred from the Capitalized Interest Fund pursuant to Section 5.03(b) of the Indenture, (3) the amount, if any, required to be transferred to the Collection Fund from the Class B Supplemental Reserve Fund pursuant to Section 5.04(b) of the Indenture, (4) the amount, if any required to be transferred to the Collection Fund from the Note Payment Fund pursuant to Section 5.06(b) of the Indenture, (5) the amount, if any, required to be transferred to the Collection Fund from the Remarketing Fee Fund pursuant to Section 5.07(b) of the Indenture, (6) the amount, if any, required to be transferred to the Collection Fund from the Reserve Fund pursuant to Section 5.08(b) of the Indenture, and (7) the amount, if any, required to be transferred to the Collection Fund from the Supplemental Interest Fund pursuant to Section 5.09(b) of the Indenture. The Indenture Trustee shall make the following deposits and distributions in the following order of priority, and the Indenture Trustee shall comply with such instructions:


    (i)     (a)   The Servicing Fee to the Servicer,                                          $    488,287.43
                                                                                            ------------------
            (b)   The Indenture Trustee Fee to the Indenture Trustee,                         $             -
                                                                                            ------------------
            (c)   The Eligible Lender Trustee Fee to the Eligible Lender Trustee,             $             -
                                                                                            ------------------
            (d)   The Auction Agent Fee to the Auction Agent,                                 $             -
                                                                                            ------------------
            (e)   The Broker-Dealer Fees to the Broker-Dealers,                               $             -
                                                                                            ------------------
            (f)   The Remarketing Fees to the Remarketing Agents;                             $             -
                                                                                            ------------------
            (g)   Other Program Expenses to the Person due such Program Expenses; and         $             -
                                                                                            ------------------
            (h)   The Quarterly Funding Amount to the Remarketing Fee Fund;                   $     19,999.88
                                                                                            ------------------

    (ii)    (a)   The Administration Fee to the Administrator; and                            $    441,213.10
                                                                                            ------------------
            (b)   Any unpaid Administration Fees, if any, from prior Quarterly Distribution   $             -
                                                                                            ------------------
                  Dates to the Administrator due on the Quarterly Distribution Date;


   (iii)    (a)   The Class A-1 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-1 Interest Account,                        $    672,315.61
                                                                                            ------------------
            (b)   The Class A-2 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-2 Interest Account,                        $    818,503.45
                                                                                            ------------------
            (c)   The Class A-3 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-3 Interest Account,                        $    492,254.10
                                                                                            ------------------
            (d)   The Class A-4 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-4 Interest Account,                        $    991,147.50
                                                                                            ------------------
            (e)   The Class A-5a Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-5a Interest Account,                       $    976,500.00
                                                                                            ------------------
            (f)   The Class A-5b Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-5b Interest Account,                       $             -
                                                                                            ------------------
            (g)   The Class A-5c Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class A-5c Interest Account, and                   $             -
                                                                                            ------------------
            (h)   The Issuer Derivative Payments which are paid on a parity with interest on the Class A Notes which have accrued on each Derivative Product since the prior Distribution Date to the corresponding Counterparty
                  Payment Account;                                                            $             -
                                                                                            ------------------

    (iv)    (a)   The Outstanding Amount of the Class A-1 Notes to the Class A-1 Redemption
                  Account on its Stated Maturity less any amounts on deposit in the
                  Class A-1 Redemption Account;                                               $             -
                                                                                            ------------------
            (b)   The Outstanding Amount of the Class A-2 Notes to the Class A-2 Redemption
                  Account on its Stated Maturity less any amounts on deposit in the
                  Class A-2 Redemption Account;                                               $             -
                                                                                            ------------------
            (c)   The Outstanding Amount of the Class A-3 Notes to the Class A-3 Redemption
                  Account on its Stated Maturity less any amounts on deposit in the
                  Class A-3 Redemption Account;                                               $             -
                                                                                            ------------------
            (d)   The Outstanding Amount of the Class A-4 Notes to the Class A-4 Redemption
                  Account on its Stated Maturity less any amounts on deposit in the
                  Class A-4 Redemption Account;                                               $             -
                                                                                            ------------------
            (e)   The Outstanding Amount of the Class A-5a Notes to the Class A-5a
                  Redemption Account on its Stated Maturity less any amounts on deposit in
                  the Class A-5a Redemption Account;                                          $             -
                                                                                            ------------------
            (f)   The Outstanding Amount of the Class A-5b Notes to the Class A-5b
                  Redemption Account on its Stated Maturity less any amounts on
                  deposit in the Class A-5b Redemption Account;                               $             -
                                                                                            ------------------


            (g)   The Outstanding Amount of the Class A-5c Notes to the Class A-5c
                  Redemption Account on its Stated Maturity  less any amounts on deposit
                  in the Class A-5c Redemption Account;                                       $             -
                                                                                            ------------------

    (v)     (a)   The Class B-1 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class B-1 Interest Account,                        $             -
                                                                                            ------------------
            (b)   The Class B-2 Notes Interest Distribution Amount accrued since the prior
                  Distribution Date to the Class B-2 Interest Account, and                    $             -
                                                                                            ------------------
            (c)   The Issuer Derivative Payments which are paid on a parity with interest on the Class B Notes which have accrued on each Derivative Product since the prior Distribution Date to the corresponding Counterparty
                  Payment Account;                                                            $             -
                                                                                            ------------------

    (vi)          The Outstanding Amount of the Class B-1 Notes and the Class B-2 Notes
                  to the Class B Redemption Account on their Stated Maturity less any
                  amounts on deposit in the Class B Redemption Account;                       $             -
                                                                                            ------------------

    (vii)         The amount to be distributed to the appropriate Seller or trust estate from which Eligible Loans were purchased or transferred, an amount equal to the unpaid interest accrued on such Eligible Loans Financed with the proceeds of the Series 2004-2 Notes subsequent to the cut off date for such Eligible  Loans but prior to the Closing Date, until such amount
                  has been paid in full;                                                      $             -
                                                                                           -------------------

    (viii)        The Supplemental Interest Deposit Amount to the Supplemental
                  Interest Fund,                                                              $             -
                                                                                           -------------------

    (ix)          Amounts to be deposited to the Reserve Fund (if necessary to reinstate the balance of the Reserve Fund up to the Reserve Fund
                  Requirement);                                                               $             -
                                                                                           -------------------

    (x)           If the Total Parity Ratio is less than 100.5% or such other percentage
                  that satisfies the Rating Agency Condition, to the Note Payment Fund;       $             -
                                                                                           -------------------


    (xi)    (a)   The Reset Rate Notes Carry-over Amount (or if the Class A-5a Notes have been reset to bear interest at an Auction Rate, the Auction Rate Notes
                  Carry-over Amount) (and any accrued interest thereon) due and payable
                  on the Class A-5a Notes to the Class A-5a Interest Account                  $             -
                                                                                            ------------------
            (b)   The Auction Rate Notes Carry-over Amount (and any accrued interest thereon) due and payable on the Class A-5b Notes to the Class A-5b
                  Interest Account, and                                                       $             -
                                                                                            ------------------
            (c)   The Auction Rate Notes Carry-over Amount (and any accrued interest thereon) due and payable on the Class A-5c Notes to the Class A-5c
                  Interest Account;                                                           $             -
                                                                                            ------------------
    (xii)   (a)   The Auction Rate Notes Carry-over Amount (and any accrued interest thereon) due and payable on the Class B-1 Notes to the Class B-1
                  Interest Account, and                                                       $             -
                                                                                            ------------------
            (b)   The Auction Rate Notes Carry-over Amount (and any accrued interest thereon) due and payable on the Class B-2 Notes to the Class B-2
                  Interest Account;                                                           $             -
                                                                                            ------------------
    (xiii)        The unpaid amounts (including any unpaid Termination Payments) due on any
                  Derivative Products on which Issuer Derivative Payments are paid on a parity with interest on the Class A Notes Amounts to the corresponding
                  Counterparty Payment Account;                                               $             -
                                                                                            -------------------

    (xiv)         The unpaid amounts (including any unpaid Termination Payments) due on any
                  Derivative Products on which Issuer Derivative Payments are paid on a parity with interest on the Class B Notes Amounts to the corresponding
                  Counterparty Payment Account;                                               $             -
                                                                                            -------------------

    (xv)          The amount to be distributed to Nelnet, Inc. to reimburse it for any payments  made by it to the Remarketing Agents for remarketing fees
                  and expenses;                                                               $             -
                                                                                            -------------------

    (xvi)         The amount to be distributed to the Servicer, to repurchase Eligible
                  Loans that the Issuer is required to repurchase from the Servicer in
                  accordance with the terms of the Servicing Agreement;                       $             -
                                                                                            ------------------

    (xvii)        Amounts to be deposited to the Class B Supplemental Reserve Fund, the
                  amount, if any, required by Section 5.04(a) of the Indenture;               $             -
                                                                                            ------------------

    (xviii)       The amount to be distributed to the Issuer pursuant to Section 5.10 of
                  the Indenture; and                                                          $  9,032,658.29
                                                                                            ------------------



    (xix)         The amount to be transferred to the Note Payment Fund.                      $    390,105.53
                                                                                            ------------------

                  Total Distributions                                                         $ 14,322,984.89
                                                                                            ==================

                  Amount on deposit in the Collection Fund on this Distribution Date.         $ 14,602,056.77
                                                                                            ==================

                  Current Pool Balance                                                        $979,062,326.98
                                                                                            ==================

Pursuant to this Certificate, if applicable, the Administrator further hereby directs the Indenture Trustee to withdraw (a) from the Capitalized Interest Fund for deposit to the Collection Fund pursuant to Section 5.03(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.05(c)(i), (ii),
(iii), (iv), (v), (viii) and (ix) of the Indenture, (b) from the Class B Supplemental Reserve Fund for deposit to the Collection Fund pursuant to Section 5.04(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.05(c)(v) and (vi) of the Indenture, (c) from the Note Payment Fund for deposit to the Collection Fund pursuant to Section 5.06(b) of the Indenture an amount equal to $0, representing the amount of insufficient Revenues in the Collection Account to make the transfers required by Section 5.05(c)(i), (ii),
(iii), (iv), (v), (vi), (viii) and (ix) and (d) from the Reserve Fund for deposit to the Collection Fund pursuant to Section 5.08(b) of the Indenture an amount equal to $0, representing the amount of insuficient Revenues in the Collection Account to make the transfers required by Section 5.04(c)(i), (ii),
(iii) and (v) of the Indenture.

The Administrator hereby certifies that the information herein is true and accurate in all material respects and that the Indenture Trustee may conclusively rely on this Certificate with no further duty to examine or determine the information contained herein.

IN WITNESS WHEREOF, the Administrator has caused this Certificate to be duly executed and delivered as of the date written below.


                                            NATIONAL EDUCATION LOAN
                                            NETWORK, INC., as Administrator

                                            By /s/ Carol Aversman
                                            ------------------------------------
                                                Authorized Signatory
Date   November 23, 2004
-----------------------